UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2020
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Travelzoo
(Exact name of registrant as specified in its charter)
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Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 37th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 484-4900
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note

As previously reported, on January 13, 2020, Travelzoo (the “Company”) entered into a Stock Purchase Agreement (the “SPA”) with JFC Travel Group Co. (“JFC”), which owns and operates Jack’s Flight Club, and the sellers identified on the signature pages thereto (the “Sellers”), for the purchase of up to 100% of the outstanding capital stock of JFC (the “Shares”). Pursuant to the SPA, on January 13, 2020, the Sellers sold 60% of the Shares to the Company for an aggregate purchase price of $12,000,000, payable in cash and promissory notes (the “Acquisition”).

On January 15, 2020, the Company filed a Current Report on Form 8-K ("Form 8-K") with the Securities and Exchange Commission to disclose the completion of the Acquisition. The information previously reported on the Form 8-K is incorporated by reference into this amended Current Report on Form 8-K. This amended Current Report on Form 8-K provides the financial information required under parts (a) and (b) of Item 9.01 of Form 8-K. The other items in the Form 8-K remain unchanged and are not amended hereby.

Item 9.01.        Financial Statements and Exhibits.

(a)     Financial statements of business acquired

The Audited Financial Statements of the JFC as of and for the year ended December 31, 2019, and accompanying notes are included as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b)         Pro forma financial information

The required unaudited pro forma financial information for Travelzoo, after giving effect to the acquisition of JFC and adjustments described in such pro forma financial information, as of and for the twelve months ended December 31, 2019 is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d)         Exhibits

Exhibit	Description

23.1	Consent of Independent Auditors
99.1	Audited Financial Statements of JFC for the year ended December 31, 2019
99.2	Pro Forma Financial Information as of December 31, 2019 and for the year ended December 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO

Date:	March 27, 2020	By:	/s/ Lisa Su
Lisa Su Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Independent Auditors
99.1	Audited Financial Statements of JFC for the year ended December 31, 2019
99.2	Pro Forma Financial Information as of December 31, 2019 and for the year ended December 31, 2019